UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2017
(Date of Earliest Event Reported)

UBS Commercial Mortgage Trust 2017-C5

(Central Index Key Number 0001719195)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Société Générale

(Central Index Key Number 0001238163)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-05	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On November 16, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the UBS Commercial Mortgage Securities Trust 2017-C5 (the “Issuing Entity”), a common law trust formed on November 16, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of forty-nine (49) mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred and thirty-one (131) commercial, multifamily or manufactured housing community properties.

The Mortgage Loan secured by the mortgaged property identified as “Cabela’s Industrial Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Cabela’s Industrial Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Cabela’s Industrial Portfolio Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Cabela’s Industrial Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “GSMS 2017-GS8 Pooling and Servicing Agreement”), by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the GSMS 2017-GS8 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the GSMS 2017-GS8 Pooling and Servicing Agreement applicable to the servicing of the Cabela’s Industrial Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 16, 2017. The GSMS 2017-GS8 Pooling and Servicing Agreement is attached to the Registrant’s Form 8-K filed on December 5, 2017 as Exhibit 4.2 thereto.

The Mortgage Loan secured by the mortgaged property identified as “Marriot Grand Cayman” on Exhibit B to the Pooling and Servicing Agreement (the “Marriot Grand Cayman Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Marriot Grand Cayman Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Marriot Grand Cayman Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2017 (the “CCUBS 2017-C1 Pooling and Servicing Agreement”), by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the CCUBS 2017-C1 securitization transaction into which each related controlling companion loan is deposited.

The terms and conditions of the CCUBS 2017-C1 Pooling and Servicing Agreement applicable to the servicing of the Marriot Grand Cayman Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 16, 2017. The CCUBS 2017-C1 Pooling and Servicing Agreement is attached to the Registrant’s Form 8-K filed on December 5, 2017 as Exhibit 4.3 thereto.

The Mortgage Loan secured by the mortgaged property identified as “Murrieta Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “Murrieta Plaza Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Murrieta Plaza Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Murrieta Plaza Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2017 (the “UBS 2017-C6 Pooling and Servicing Agreement”), by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer (the “UBS 2017-C6 Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “UBS 2017-C6 Operating Advisor”) and as asset representations reviewer, relating to the UBS 2017-C6 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the UBS 2017-C6 Pooling and Servicing Agreement applicable to the servicing of the Murrieta Plaza Mortgage Loan are similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 16, 2017; provided that the UBS 2017-C6 Operating Advisor will not be required to (i) generally review the actions of the UBS 2017-C6 Special Servicer with respect to any specially serviced mortgage loans, (ii) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the UBS 2017-C6 Pooling and Servicing Agreement, (iii) upon determining that (a) the UBS 2017-C6 Special Servicer is not adequately performing its duties under the UBS 2017-C6 Pooling and Servicing Agreement or otherwise not acting in accordance with the relevant servicing standard and (b) the replacement of the UBS 2017-C6 Special Servicer would be in the best interests of the UBS 2017-C6 certificateholders as a collective whole, recommend the replacement of the UBS 2017-C6 Special Servicer or (iv) consult with the UBS 2017-C6 Special Servicer prior to the occurrence of a control termination event under the UBS 2017-C6 Pooling and Servicing Agreement. In addition, the special servicing fees, work-out fees and liquidations fees payable to the UBS 2017-C6 Special Servicer with respect to the Murrieta Plaza Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that the special servicing fee will be subject to minimum amount of $5,000 with respect to any specially serviced loans. Moreover, due to the manner in which the UBS 2017-C6 securitization satisfied the risk retention requirements of Section 15G of the Exchange Act (the “Risk Retention Requirements”) the UBS 2017-C6 Pooling and Servicing Agreement included a “Risk Retention Consultation Party” (as defined in the UBS 2017-C6 Pooling and Servicing Agreement). The Risk Retention Consultation Party was appointed by Rialto Mortgage Finance, LLC. In connection with certain major decisions that involve the Murrieta Plaza Mortgage Loan, the related special servicer is required to consult with the Risk Retention Consultation Party on a non-binding basis. The UBS 2017-C6 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President

	By:	/s/ David Schell
Name: David Schell
Title: Executive Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)